UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  _____________

                                    FORM 8-K

                                  _____________


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 25, 2005

                                   CLARK, INC.
             (Exact Name of Registrant as Specified in its Charter)


            DELAWARE                001-31256                  52-2103926
        (State or other       (Commission file number)      (I.R.S. employer
        jurisdiction of)                                    identification no.)
        incorporation)

102 SOUTH WYNSTONE PARK DRIVE
   NORTH BARRINGTON, ILLINOIS
    (Address of principal                                        60010
     executive offices)                                        (Zip Code)

       Registrant's telephone number, including area code: (847) 304-5800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On April 25, 2005, Clark, Inc. issued a press release announcing its financial results for the three months ended March 31, 2005. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit Number     Description
         --------------     -----------

         99.1               Press release dated April 25, 2005.


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

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  CLARK, INC.


Date:  April 27, 2005                             By:/s/ Jeffrey W. Lemajeur
                                                     ---------------------------
                                                     Jeffrey W. Lemajeur
                                                     Chief Financial Officer


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


                                INDEX TO EXHIBITS
                                -----------------

  Exhibit
  -------
    99.1       Press release dated April 25, 2005.


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